UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2015

FARMLAND PARTNERS INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	0001-36405	46-3769850
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8670 Wolff Court, Suite 240 Westminster, Colorado	80031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 10, 2015, Farmland Partners Inc. (the “Company”) acquired Northeast Nebraska Farms and Nebraska Battle Creek Farms (together, the “Farms”) in separate transactions from unrelated third parties, for an aggregate purchase price of $18.0 million.  The Company paid an aggregate of $15.2 million in cash and issued an aggregate of 238,587 units of limited partnership interest in Farmland Partners Operating Partnership, LP, the Company’s operating partnership subsidiary, with a fair value of $2.8 million. The Farms comprise a total of 2,277 acres of row crop farmland in northeast Nebraska.

We are filing this Current Report on Form 8-K to satisfy the requirement of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission that relates to the acquisition of one or more properties since January 1, 2015 that are individually insignificant, but significant in the aggregate, to the Company. As a result of such acquisitions, the Company is providing historical and pro forma financial information for the Farms for the year ended December 31, 2014 in accordance with Rule 3-14 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Properties Acquired.

Northeast Nebraska Farms

•                           Report of Independent Auditors

•                           Statement of Revenue and Certain Operating Expenses for the year ended December 31, 2014

•                           Notes to Statement of Revenue and Certain Operating Expenses

Nebraska Battle Creek Farms

•                           Report of Independent Auditors

•                           Statement of Revenue and Certain Operating Expenses for the year ended December 31, 2014

•                           Notes to Statement of Revenue and Certain Operating Expenses

(b)  Pro Forma Financial Information.

•                           Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014

•                           Unaudited Pro Forma Consolidated Income Statement for the year ended December 31, 2014

•                           Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits.

Exhibit No.	Description

23.1*	Consent of Independent Registered Public Accounting Firm.

*          Filed herewith.

INDEPENDENT AUDITORS’ REPORT

To the Stockholders

Farmland Partners Inc.

We have audited the accompanying statement of revenues and certain operating expenses of Northeast Nebraska Farms for the year ended December 31, 2014.

MANAGEMENT’S RESPONSIBILITY FOR THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

Management is responsible for the preparation and fair presentation of the statement of revenues and certain operating expenses in accordance with the basis of accounting described in Note 2; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain operating expenses that is free from material misstatement, whether due to fraud or error.

AUDITORS’ RESPONSIBILITY

Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain operating expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to Northeast Nebraska Farms preparation and fair presentation of the statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Northeast Nebraska Farms internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the statement of revenues and certain operating expenses of Northeast Nebraska Farms present fairly, in all material respects, the results of their operations for the year ended December 31, 2014 in accordance with the basis of accounting described in Note 2.

EMPHASIS OF MATTER

We draw attention to Note 2 of the statement of revenues and certain operating expenses, which describes the basis of accounting.  The statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the inclusion on Form 8-K for Farmland Partners Inc., as described in Note 2. The presentation is not intended to be a complete presentation of the Northeast Nebraska Farm’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ EKS&H LLLP

May 1, 2015
Denver, Colorado

Northeast Nebraska Farms

Statement of Revenue and Certain Operating Expenses

For the Year Ended December 31, 2014

For the
Year Ended
December 31, 2014

OPERATING REVENUE:
Rental income	$273,138
Total operating revenue	273,138

OPERATING EXPENSES:
Property taxes	55,897
Insurance	7,244
Total operating expenses	63,141
OPERATING INCOME	$209,997

The accompanying notes are an integral part of these financial statements.

Northeast Nebraska Farms

Notes to Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2014

Note 1. Business

The accompanying historical summary of revenue and certain operating expenses relates to the operations of Northeast Nebraska Farms, consisting of the revenue of seven farms totaling 1,160 acres of row crop farmland located in Nebraska (the “Property”). Farmland Partners Inc. (the “Company”) acquired Northeast Nebraska Farms in April 2015 for total consideration of approximately $9.0 million.

Note 2. Summary of Significant Accounting Policies

The accompanying statement of revenue and certain operating expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X as promulgated by the Securities and Exchange Commission in connection with the Company’s acquisition of Northeast Nebraska Farms. The historical summary is not representative of the actual operations of the Property for the period presented, nor indicative of future operations; however, the Company is not aware of any material factors relating to the Property that would cause the reported financial information to not necessarily be indicative of future operating results. In addition, certain expenses, primarily depreciation and amortization, interest expense, advertising expense, legal and accounting fees, management fees, travel and tax expense, which may not be comparable to the expenses expected to be incurred by the Company in future operations of the Property, have been excluded. Additionally, the Company’s leases with the tenants are structured in such a way that the tenant is responsible for substantially all of the Property’s operating expenses other than property taxes and insurance. Except for property taxes and insurance, the Company does not expect to incur any significant operating expenses in the future operations of the Property; as such, they have been excluded from this historical summary.

Revenue Recognition

All leases for the year ended December 31, 2014 had a term of one year with no renewal options.  Revenue is recognized on a straight-line basis in accordance with the terms of the related lease.

Use of Estimates

The preparation of the financial statements requires management to use estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results could materially differ from these estimates in the near term.

Major Tenants

During the year ended December 31, 2014, the Property’s total rental revenue of $273,138 was attributable to two tenants, of which one tenant individually accounted for 97% of the Company’s rental income for the year ended December 31, 2014.

Note 3. Subsequent Events

The Company evaluated all events that have occurred through May 1, 2015, the date the financial statements were available to be issued and noted no items requiring adjustment of the statements or additional disclosure.

INDEPENDENT AUDITORS’ REPORT

To the Stockholders

Farmland Partners Inc.

We have audited the accompanying statement of revenues and certain operating expenses of Nebraska Battle Creek Farms for the year ended December 31, 2014.

MANAGEMENT’S RESPONSIBILITY FOR THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

Management is responsible for the preparation and fair presentation of the statement of revenues and certain operating expenses in accordance with the basis of accounting described in Note 2; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain operating expenses that is free from material misstatement, whether due to fraud or error.

AUDITORS’ RESPONSIBILITY

Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain operating expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to Nebraska Battle Creek Farms preparation and fair presentation of the statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Nebraska Battle Creek Farms internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the statement of revenues and certain operating expenses of Nebraska Battle Creek Farms present fairly, in all material respects, the results of their operations for the year ended December 31, 2014 in accordance with the basis of accounting described in Note 2.

EMPHASIS OF MATTER

We draw attention to Note 2 of the statement of revenues and certain operating expenses, which describes the basis of accounting.  The statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the inclusion on Form 8-K for Farmland Partners Inc., as described in Note 2. The presentation is not intended to be a complete presentation of the Nebraska Battle Creek Farm’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ EKS&H LLLP

May 1, 2015
Denver, Colorado

Nebraska Battle Creek Farms

Statement of Revenue and Certain Operating Expenses

For the Year Ended December 31, 2014

For the
Year Ended
December 31, 2014

OPERATING REVENUE:
Rental income	$341,050
Total operating revenue	341,050

OPERATING EXPENSES:
Property taxes	67,774
Insurance	4,902
Total operating expenses	72,676
OPERATING INCOME	$268,374

The accompanying notes are an integral part of these financial statements.

Nebraska Battle Creek Farms

Notes to Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2014

Note 1. Business

The accompanying historical summary of revenue and certain operating expenses relates to the operations of Nebraska Battle Creek Farms, consisting of the revenue from five farms totaling 1,117 acres of row crop farmland located in Nebraska (the “Property”). Farmland Partners Inc. (the “Company”) acquired Nebraska Battle Creek Farms in April 2015 for total consideration of approximately $9 million.

Note 2. Summary of Significant Accounting Policies

The accompanying statement of revenue and certain operating expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X as promulgated by the Securities and Exchange Commission in connection with the Company’s acquisition of Nebraska Battle Creek Farms. The historical summary is not representative of the actual operations of the Property for the period presented, nor indicative of future operations; however, the Company is not aware of any material factors relating to the Property that would cause the reported financial information to not necessarily be indicative of future operating results. In addition, certain expenses, primarily depreciation and amortization, interest expense, advertising expense, legal and accounting fees, management fees, travel and tax expense, which may not be comparable to the expenses expected to be incurred by the Company in future operations of the Property, have been excluded. Additionally, the Company’s leases with the tenants are structured in such a way that the tenant is responsible for substantially all of the Property’s operating expenses other than property taxes and insurance. Except for property taxes and insurance, the Company does not expect to incur any significant operating expenses in the future operations of the Property; as such, they have been excluded from this historical summary.

Revenue Recognition

All leases for the year ended December 31, 2014 had a term of one year with no renewal options.  Revenue is recognized on a straight-line basis in accordance with the terms of the related lease.

Use of Estimates

The preparation of the financial statements requires management to use estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results could materially differ from these estimates in the near term.

Major Tenants

During the year ended December 31, 2014, the Property’s total rental revenue was attributable to one tenant.

Note 3. Subsequent Events

The Company evaluated all events that have occurred subsequent to May 1, 2015, the date the financial statements were available to be issued and noted no items requiring adjustment of the statements or additional disclosure.

Farmland Partners Inc.

Pro Forma Consolidated Financial Statements

(Unaudited)

Farmland Partners Inc. (the “Company”) is an internally managed real estate company that owns and seeks to acquire high-quality farmland located in agricultural markets throughout North America.  The Company was incorporated on September 27, 2013.  The Company is the sole member of the general partner of Farmland Partners Operating Partnership, LP (the “Operating Partnership”), which was formed in Delaware on September 27, 2013.  All of the Company’s assets are held by, and its operations are primarily conducted through, the Operating Partnership and the wholly owned subsidiaries of the Operating Partnership.

On April 10, 2015, the Company acquired Northeast Nebraska Farms and Nebraska Battle Creek Farms (together, the “Farms”) from unrelated third parties in separate transactions, for an aggregate purchase price of $18.0 million.  The Company paid an aggregate of $15.2 million in cash and issued an aggregate of 238,587 units of limited partnership interest in the Operating Partnership (“OP units”) with a fair value of $2.8 million.  The Farms comprise a total of 2,277 acres of row crop farmland in northeast Nebraska.

The unaudited pro forma consolidated financial statements have been derived from our historical combined consolidated financial statements. The unaudited pro forma consolidated balance sheet as of December 31, 2014 is presented to reflect adjustments to the Company’s historical consolidated balance sheet as of December 31, 2014 as if the acquisition of the Farms were completed on December 31, 2014. The unaudited pro forma consolidated income statement for the year ended December 31, 2014 is presented as if the acquisition of the Farms were completed on January 1, 2014.

The following unaudited pro forma consolidated financial statements should be read in conjunction with (i) the historical combined consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the Securities and Exchange Commission on March 2, 2015, and the statements of revenue and certain operating expenses, filed in accordance with Rule 3-14 of Regulation S-X, of Northeast Nebraska Farms and Nebraska Battle Creek Farms, for the year ended December 31, 2014. The Company has based the unaudited pro forma adjustments on available information and assumptions that the Company believes are reasonable.

The following unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of (1) what the Company’s actual financial position would have been as of December 31, 2014 assuming the acquisition of the Farms had been completed on December 31, 2014, (2) what the Company’s actual results of operations would have been for the year ended December 31, 2014 assuming the acquisition of the Farms had been completed as of the beginning of the earliest period presented, or (3) the Company’s future results of operations or financial condition as of any future date or for any future period, as applicable.

Farmland Partners Inc.

Unaudited Pro Forma Consolidated Balance Sheet

December 31, 2014

(In thousands, except share and per share data)

	Farmland Partners Inc.	Nebraska Battle Creek Farms	Northeast Nebraska Farms	Pro Forma Adjustments		Company Pro Forma
	A	B	B
Assets
Land	$152,295	$8,757	$8,873	$—		$169,925
Grain facilities	2,651	—	—	—		2,651
Groundwater	5,005	—	—	—		5,005
Irrigation improvements	5,188	339	236	—		5,763
Drainage improvements	783	—	—	—		783
Other	571	—	—	—		571
Real estate, at cost	166,493	9,096	9,109	—		184,698
Accumulated depreciation	(778)	—	—	—		(778)
Total real estate, net	165,715	9,096	9,109	—		183,920

Deposits	420	—	—	—		420
Cash	33,736	(7,650)	(7,593)	—		18,493
Deferred financing fees, net	365	—	—	—		365
Accounts receivable	337	37	30	—		404
Accounts receivable, related party	183	—	—	—		183
Other	267	—	—	—		267
Total assets	$201,023	$1,483	$1,546	$—		$204,052

Liabilities
Mortgage notes and bonds payable	$113,878	$—	$—	$—		$113,878
Dividends payable	1,122	—	—	—		1,122
Accrued interest	239	—	—	—		239
Accrued property taxes	241	21	16	—		278
Deferred revenue	1,365	—	—	—		1,365
Lease intangibles	—	89	142			231
Accrued expenses	652	—	—	—		652
Total liabilities	117,497	110	158	—		117,765

Equity
Common stock, $0.01 par value, 500,000,000 shares authorized; 7,731,755 shares issued and outstanding at December 31, 2014	75	—	—			75
Additional paid-in capital	68,980	—	—	602	C	69,582
Retained deficit	(568)	—	—	—		(568)
Distributions in excess of earnings	(2,130)	—	—	—		(2,130)
Non-controlling interest in operating partnership	17,169	1,373	1,388	(602	)C	19,328
Total equity	83,526	1,373	1,388	—		86,287

Total liabilities and Equity	$201,023	$1,483	$1,546	$—		$204,052

The accompanying notes are an integral part of these financial statements

Farmland Partners Inc.

Unaudited Pro Forma Consolidated Balance Sheet

For the Year Ended December 31, 2014

(In thousands, except share and per share data)

	Farmland Partners Inc.	Nebraska Battle Creek Farms	Northeast Nebraska Farms	Pro Forma Adjustments		Company Pro Forma
	AA	BB	BB
Operating Revenues
Rental income	$3,970	$341	$273	$231	CC	$4,815
Tenant reimbursements	248	—	—	—		248

Total operating revenues	4,218	341	273	231		5,063

Operating expenses
Depreciation and depletion	329	—	—	35	DD	364
Property operating expenses	249	73	63	—		385
Acquisitions and due diligence costs	193	—	—	—		193
General and administrative expenses	2,275	—	—	—		2,275
Legal and accounting	615	—	—	—		615

Total operating expenses	3,661	73	63	35		3,832

Operating income (loss)	557	268	210	196		1,231

Other expense
Other income	(144)	—	—	—		(144)
Interest expense	1,372	—	—	—		1,372
Total other expense	1,228	—	—	—		1,228

Net income (loss)	$(671)	$268	$210	$196		$3

Net (income) loss attributable to non-controlling interests - operating partnership	103	—	—	(103	)EE	—

Net income (loss) attributable to the Company	$(568)	$268	$210	$93		$3
Nonforfeitable dividends allocated to unvested restricted shares	(70)	—	—	—		(70)

Net income (loss) income available to common stockholders	$(638)	$268	$210	$93		$(67)

Pro forma per share:
Basic and diluted net loss available to common stockholders	$(0.15)					$—	FF
Basic and diluted weighted average common shares outstanding	4,264,906					4,264,906

The accompanying notes are an integral part of these financial statements

Farmland Partners Inc.

Unaudited Pro Forma Consolidated Financial Statements

(In thousands, except share and per share data)

1. Adjustments to the Pro Forma Consolidated Balance Sheet

(A)                               Represents the historical consolidated balance sheet of the Company as of December 31, 2014.

(B)                               The acquisition of Northeast Nebraska Farms and Nebraska Battle Creek Farms is reflected in the unaudited pro forma consolidated balance sheet of the Company at fair market value.  The preliminary allocation of purchase price for the farms acquired, are shown in the table below.  The allocation of the purchase price in the table below is based upon the Company’s best estimates and is subject to change based upon the final determination of the fair value of the assets acquired.

	Land	Irrigation Improvements	Accounts Receivable	Accrued Property Taxes	Lease Intangibles	Total
Northeast Nebraska Farms	$8,873	$236	$30	$(16)	$(142)	$8,981
Nebraska Battle Creek Farms	8,757	339	37	(21)	(89)	9,023
	$17,630	$575	$67	$(37)	$(231)	$18,004

The Company paid an aggregate of $15.2 million in cash and issued an aggregate of 238,587 OP units with a fair value of $2.8 million for the acquired Farms (calculated as the number of OP units issued multiplied by the stock price on date of closing).

(C)                               Represents the reclassification of equity to Non-controlling Interests in the Operating Partnership.  OP units not owned by the Company are classified as non-controlling interest in permanent equity in the pro forma consolidated balance sheet because holders of OP units have the right, pursuant to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, to cause the Operating Partnership to redeem such OP units for cash, or solely at the Company’s election and within the Company’s control, for shares of the Company’s common stock on a one-for-one basis.  For purposes of this pro forma consolidated balance sheet, equity of the Operating Partnership has been allocated based on the total number of OP units outstanding after the issuance of OP units in the acquisitions of Northeast Nebraska Farms and Nebraska Battle Creek Farms that occurred on April 10, 2015, resulting in a reallocation of $602 from non-controlling interest in operating partnership to additional paid-in capital.

2. Adjustments to the Pro Forma Consolidated Income Statements

(AA)                      Represents the historical consolidated statement of operations of the Company for the year ended December 31, 2014.

(BB)                      Represents the historical rental income and operating expenses for Northeast Nebraska Farms and Nebraska Battle Creek Farms for the year ended December 31, 2014.

(CC)                      The pro forma adjustment for rental income represents the amortization of the acquired lease intangibles assuming Northeast Nebraska Farms and Nebraska Battle Creek Farms were acquired on January 1, 2014.

(DD)                      The pro forma adjustment for depreciation expense is based on the Company’s basis in the assets that would have been recorded assuming Northeast Nebraska Farms and Nebraska Battle Creek Farms were acquired on January 1, 2014.

The value allocated to improvements is depreciated using the straight-line method over their estimated useful lives as follows:

	Years	Average life	Year ended December 31, 2014
Irrigation improvements	3-40 years	25.26 years	$35
			$35

(EE)                        Reflects the allocation of pro forma loss from continuing operations attributable to non-controlling interests in the Operating Partnership.

(FF)                          Pro forma loss per share—basic and diluted are calculated by dividing pro forma consolidated net loss available to the Company’s stockholders by the basic and diluted weighted average common shares outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: May 1, 2015	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Independent Registered Public Accounting Firm.

* Filed herewith.